      As filed with the Securities and Exchange Commission on November 30, 1998
                                                                File No. 2-14660

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                ----------------------

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
     Pre-Effective Amendment No.                                             / /
     Post-Effective Amendment No. 57                                         /X/
                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
     Amendment No. 22                                                        /X/
                   --

                                ----------------------

                               FPA PARAMOUNT FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                       11400 West Olympic Boulevard, Suite 1200
                            Los Angeles, California 90064
                       (Address of Principal Executive Offices)
                                    (310)473-0225
                 (Registrant's Telephone Number, including Area Code)

                                ----------------------

J. RICHARD ATWOOD, Treasurer                 Copy to:
FPA PARAMOUNT FUND, INC.                     LAWRENCE J. SHEEHAN, Esq.
11400 West Olympic Boulevard, Suite 1200     O'Melveny & Myers LLP
Los Angeles, California 90064                1999 Avenue of the Stars
(Name and Address of Agent for Service)      Los Angeles, California 90067

                                ----------------------

                    Approximate Date of Proposed Public Offering:
        As soon as practicable after Registration Statement becomes effective.

   It is proposed that this filing will become effective (check appropriate box)

     /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
     / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.25 PAR VALUE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               FPA PARAMOUNT FUND, INC.
                                CROSS REFERENCE SHEET


Form N-1A Item                                    Prospectus Caption
--------------                                    ------------------

Part A
------
1.  Cover Page...............................     Cover Page

2.   Synopsis................................     Expense Synopsis

3.   Condensed Financial Information.........     Financial Highlights

4.   General Description of Registrant.......     The Fund and Its Management;
                                                  Investment Objectives and
                                                  Policies; Investment
                                                  Practices, Risks and
                                                  Restrictions

5.   Management of the Fund..................     Cover Page; The Fund and Its
                                                  Management; Additional
                                                  Information - Shareholder
                                                  Service Agent

5A.  Management's Discussion of Fund.........     Inapplicable
         Performance

6.   Capital Stock and Securities............     Dividends, Distributions and
                                                  Taxes; Additional Information

7.   Purchase of Securities Being Offered....     Cover Page; Purchase of
                                                  Shares; Shareholder Services;
                                                  Redemption of Shares -
                                                  Reinvestment Privilege;
                                                  Dividends, Distributions and
                                                  Taxes

8.   Redemption or Repurchase................     Redemption of Shares

9.   Legal Proceedings.......................     Inapplicable

                                                  Statement of Additional
Form N-1A Item                                      Information Caption
--------------                                    -----------------------

Part B
------
10.  Cover Page..............................     Cover Page

11.  Table of Contents.......................     Table of Contents

12.  General Information and History.........     General Information

13.  Investment Objectives and Policies......     Investment Policies;
                                                  Investment Restrictions;
                                                  Portfolio Turnover

14.  Management of the Fund..................     Directors and Officers of the
                                                  Fund

15.  Control Persons and Principal Holders...     Directors and Officers of the
        of Securities                             Fund

16.  Investment Advisory and Other Services..     Directors and Officers of the
                                                  Fund; Investment Advisory
                                                  Agreement

17.  Brokerage Allocation and Other..........     Portfolio Transactions and
        Practices                                 Brokerage

18.  Capital Stock and Other Securities......     General Information - Voting
                                                  Rights

19.  Purchase, Redemption and Pricing of.....     Purchase and Redemption of
        Securities Being Offered                  Shares; Tax Sheltered
                                                  Retirement Plans

20.  Tax Status..............................     Dividends, Distributions and
                                                  Taxes

21.  Underwriters............................     Distributor

22.  Calculation of Performance Data.........     Prior Performance Information

23.  Financial Statements....................     Financial Statements

                                         PROSPECTUS FPA PARAMOUNT FUND, INC.

                                            FPA Paramount Fund, Inc. ("Fund")
                                       seeks a high total investment return,
                                       including capital appreciation and
                                       income, from a diversified portfolio of
                                       securities.

                                            This Prospectus briefly outlines
                                       information prospective investors should know before purchasing Fund shares. Investors should read and retain this Prospectus for future reference.

                                            A Statement of Additional
                                       Information about the Fund dated
                                       November 30, 1998, which is incorporated by reference in this Prospectus, has been filed with the Securities and Exchange Commission. It is available at no charge by contacting FPA Fund Distributors, Inc. ("Distributor") at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310)473-0225 or (800)982-4372, except from Alaska and Hawaii.

                                            THESE SECURITIES HAVE NOT BEEN
                                       APPROVED OR DISAPPROVED BY THE SECURITIES
                                       AND EXCHANGE COMMISSION OR ANY STATE
                                       SECURITIES COMMISSION NOR HAS THE
                                       SECURITIES AND EXCHANGE COMMISSION OR ANY
                                       STATE SECURITIES COMMISSION PASSED UPON
                                       THE ACCURACY OR ADEQUACY OF THIS
                                       PROSPECTUS. ANY REPRESENTATION TO THE
                                       CONTRARY IS A CRIMINAL OFFENSE.

[LOGO FPA FUND DISTRIBUTORS, INC.]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA90064

                                       NOVEMBER 30, 1998

                            FPA PARAMOUNT FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

INVESTMENT                        First Pacific Advisors, Inc.
ADVISER:                          11400 West Olympic Boulevard, Suite 1200
                                  Los Angeles, California 90064

DISTRIBUTOR:                      FPA Fund Distributors, Inc.
                                  11400 West Olympic Boulevard, Suite 1200
                                  Los Angeles, California 90064
                                  (310) 473-0225
                                  (800) 982-4372 except
                                  Alaska and Hawaii


SHAREHOLDER                       Boston Financial Data
SERVICE AGENT:                    Services, Inc.
                                  P.O. Box 8500
                                  Boston, Massachusetts 02266-8500
                                  (617) 483-5000
                                  (800) 638-3060 except
                                  Alaska, Hawaii and
                                  Massachusetts

CUSTODIAN AND                     State Street Bank and
TRANSFER AGENT:                   Trust Company
                                  225 Franklin Street
                                  Boston, Massachusetts 02110



INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO THE SHAREHOLDER SERVICE AGENT. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO THE DISTRIBUTOR.

                               TABLE OF CONTENTS

                                                                            PAGE
Expense Synopsis..........................................................    3
Financial Highlights......................................................    4
Investment Objective and Policies.........................................    5
The Fund and Its Management...............................................    6
  Advisory Agreement......................................................    6
  FPA Fund Family.........................................................    6
  Prior Performance Information...........................................    7
Purchase of Shares........................................................    7
  Net Asset Value.........................................................    8
  Table of Sales Charges..................................................    8
  Cumulative Purchase Discount............................................    8
  Letter of Intent........................................................    8
  Sales at Reduced Sales Charge...........................................    8
  Sales at Net Asset Value................................................    9
Shareholder Services......................................................    9
  FPA Exchange Privilege..................................................    9
  Money Market Fund Exchange Privilege....................................   10
  How to Exchange Shares..................................................   10
  Investment Account......................................................   10
  Pre-Authorized Investment Plan..........................................   10
  Retirement Plans........................................................   11
  Systematic Withdrawal Plan..............................................   11
Redemption of Shares......................................................   11

                                                                            PAGE
  Telephone Transactions..................................................   12
  Reinvestment Privilege..................................................   12
Dividends, Distributions and Taxes........................................   12
  Dividends...............................................................   12
  Capital Gains...........................................................   12
  Taxes...................................................................   13
Investment Practices, Risks and Restrictions..............................   13
  Gold Stocks.............................................................   13
  Securities of Foreign Issuers...........................................   13
  Foreign Currency Transactions...........................................   13
  Short Sales Against the Box.............................................   14
  Repurchase Agreements...................................................   14
  Brokerage Practices.....................................................   14
  Portfolio Turnover......................................................   14
  Investment Restrictions.................................................   14
Additional Information....................................................   15
  Common Stock............................................................   15
  Voting Rights...........................................................   15
  Shareholder Inquiries...................................................   15
  Shareholder Service Agent...............................................   15
  Custodian...............................................................   15
  Legal Counsel...........................................................   15
  Independent Auditors....................................................   15


--------------------------------------------------------------------------------

NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES LITERATURE DISTRIBUTED BY THE DISTRIBUTOR IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                EXPENSE SYNOPSIS


SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Load Imposed on Purchases (as a percentage of offering
        price)......................................................................      6.50%
        Deferred Sales Load (as a percentage of original sales price or redemption
        proceeds, as applicable)....................................................          *
        Redemption Fee (as a percentage of amount redeemed).........................       None
        Exchange Fee................................................................      $5.00
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
        Management Fees.............................................................      0.68%
        12b-1 Fees..................................................................       None
        Other Expenses (including financial services)...............................      0.24%
                                                                                      ---------
        Total Fund Operating Expenses...............................................      0.92%



                                                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                  ---------  ---------  ---------  ---------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) five percent annual return and (2) redemption at
  the end of each time period:                                    $   74.00  $   92.00  $  113.00  $  171.00


------------
* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

The foregoing synopsis is intended to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Purchase of Shares" and "The Fund and Its Management." The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information has been audited by the Fund's independent auditors. Their report appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements included in the Statement of Additional Information, which can be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

For one share outstanding throughout each year


                                                      FOR THE YEARS ENDED SEPTEMBER 30,
                           ----------------------------------------------------------------------------------------
                            1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Per share operating
  performance:
Net asset value at
  beginning of year......  $ 15.95  $ 16.54  $ 14.90  $ 14.73  $ 13.72  $ 13.09  $ 14.06  $ 12.04  $ 14.71  $ 14.07
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income....  $  0.16  $  0.29  $  0.30  $  0.30  $  0.24  $  0.25  $  0.31  $  0.42  $  0.56  $  0.49
Net realized and
  unrealized gain (loss)
  on investment
  securities.............    (3.77)    2.30     2.52     1.17     2.54     1.61     0.57     2.83    (0.91)    2.07
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment
  operations.............  $ (3.61) $  2.59  $  2.82  $  1.47  $  2.78  $  1.86  $  0.88  $  3.25  $ (0.35) $  2.56
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Less distributions:
  Dividends from net
    investment income....  $ (0.20) $ (0.31) $ (0.27) $ (0.29) $ (0.25) $ (0.25) $ (0.36) $ (0.48) $ (0.56) $ (0.45)
  Distributions from net
    realized capital
    gains................    (1.90)   (2.87)   (0.91)   (1.01)   (1.52)   (0.98)   (1.49)   (0.75)   (1.76)   (1.47)
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions......  $ (2.10) $ (3.18) $ (1.18) $ (1.30) $ (1.77) $ (1.23) $ (1.85) $ (1.23) $ (2.32) $ (1.92)
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value at end of
  year...................  $ 10.24  $ 15.95  $ 16.54  $ 14.90  $ 14.73  $ 13.72  $ 13.09  $ 14.06  $ 12.04  $ 14.71
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total investment return
  *......................  (24.76)%  17.70%   20.42%   11.11%   21.69%   15.08%    6.83%   29.12%  (3.02)%   21.07%
Ratios/supplemental data:
Net assets at end of year
  (in $000's)............  385,845  830,733  683,059  595,917  421,382  327,179  279,990  250,980  199,381  217,164
Ratio of expenses to
  average net assets.....    0.92%    0.86%    0.87%    0.89%    0.90%    0.89%    0.92%    0.93%    0.95%    0.95%
Ratio of net investment
  income to average net
  assets.................    1.14%    1.84%    1.94%    2.25%    1.69%    1.83%    2.33%    3.08%    4.30%    3.60%
Portfolio turnover
  rate...................      68%     110%     131%      95%      76%      98%     146%     101%      94%     132%
Average brokerage
  commissions per
  share..................  $0.0550  $0.0676  $0.0646       --       --       --       --       --       --       --


------------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

                       INVESTMENT OBJECTIVE AND POLICIES


The Fund seeks a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. First Pacific Advisors, Inc. ("Adviser") believes this usually can best be achieved by investing in common stocks deemed to possess above-average ability to increase in market value, although the Fund may also invest in fixed-income and convertible securities. The Fund generally holds some assets in high quality short-term debt securities to provide liquidity. Such investments may be increased when the Adviser considers their expected total return to be more attractive than that of common stocks. There is no assurance that the Fund will succeed in achieving its investment objective as there is market risk inherent in seeking capital appreciation and income and in owning common stocks and other securities.



The Adviser searches for companies deemed to be undervalued when considering book value, replacement cost of assets and/or other relevant factors. The Adviser seeks to obtain good values by not overpaying for the stock of even the best companies. The Adviser believes price risk can be lessened by avoiding very high prices paid for earnings of companies heavily favored at the time by institutions or other investors. The Adviser also believes that better values and lower price risk may often be found in securities of companies with successful records that are currently out-of-favor as evidenced by such factors as relatively low price-earnings ratios. There is no assurance, however, that the Adviser's practices will reduce risk and in any event shares of the Fund may decrease in value especially during periods of general decline in market prices of equity securities.



The Adviser's emphasis on fundamental analysis of each company and the inherent value of its securities may result in a substantial portion of the Fund's portfolio being invested in companies the average investor perceives to be unpopular or unfamiliar. This approach affords the Fund an increased opportunity for capital gain if additional investor interest develops, but also involves additional risk of capital loss in the event of adverse developments. The Fund generally invests in large capitalization issuers as well as in medium and smaller sized companies. Securities of smaller companies may be subject to larger, more abrupt or erratic fluctuations in price than securities of larger companies. The Fund's value-oriented investment approach may result in a portfolio which does not reflect all facets of the national economy and which differs significantly from the broader market.



Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's assets to be invested in securities of a single company. For example, on October 30, 1998, approximately 47% of the Fund's assets were represented by six issuers in which more than 5% of the Fund's assets were invested. The largest holding represented approximately 12% of the Fund's total assets. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share. Although the Fund may not invest more than 25% of its total assets in any one industry at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 25% of the Fund's assets to be invested in one industry. For example, on October 30, 1998, approximately 29% of the Fund's assets were invested in securities of three gold mining companies. Such relative concentration may increase risk of loss as well as potential for gain. See "Gold Stocks."



The Fund may invest up to 25% of its net assets in securities of foreign issuers. Such investments involve additional risks and opportunities compared with securities of United States issuers. See "Securities of Foreign Issuers" and "Foreign Currency Transactions."

Security purchases are primarily based on consideration of fundamental value and earnings expectations rather than short-term stock market expectations. However, if earnings prospects change, or a security no longer appears to represent an unusual value, the Fund can sell all or part of the investment regardless of the length of time held. See "Portfolio Turnover."


                          THE FUND AND ITS MANAGEMENT


The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1958. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.



A board of five directors is responsible for overseeing the Fund's affairs. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. William M. Sams, President of the Fund, and Principal and director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sams has been the Chief Investment Officer of the Fund for twelve years and portfolio manager of the Fund for over seventeen years. The Adviser, together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 1, 1978. Presently, the Adviser manages assets of approximately $3.3 billion for seven investment companies, including one closed-end investment company, and 28 institutional accounts. All officers of the Fund are also officers of the Adviser. Certain officers of the Fund are also officers of the Distributor. The Adviser and the Distributor are indirect wholly owned subsidiaries of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.



ADVISORY AGREEMENT. Under the Investment Advisory Agreement dated June 27, 1991, the Fund pays the Adviser a monthly fee computed on the average daily net assets of the Fund at the annual rate of 0.75% on the first $50 million of net assets and 0.65% on net assets over $50 million. In addition, the Adviser is reimbursed for the cost of providing financial services to the Fund in an amount not exceeding 0.10% of the Fund's average daily net assets for any fiscal year. The advisory fee is higher than the fee paid by some other mutual funds. For the last fiscal year, advisory fees plus the cost of financial services paid by the Fund equaled 0.78% of the Fund's average net assets.



The Fund also pays for shareholder service agent fees, custodian fees, legal and audit fees, directors' fees, reports to shareholders and proxy statements, registration of Fund shares under federal and state laws, and all other expenses incurred in the operation of the Fund except those assumed by the Adviser. For the last fiscal year, the Fund's total operating expenses were 0.92% of average net assets.


FPA FUND FAMILY. The Fund is one of four mutual funds in the FPA Fund Family (collectively, the "FPA Funds"). FPA Capital Fund, Inc. ("Capital"), which currently is not open to new investors, seeks long-term capital growth but current income is also a factor. FPA New Income, Inc. ("New Income"), a fixed-income fund, seeks current income and long-term total return. FPA Perennial Fund, Inc. ("Perennial"), which is primarily designed for retirement plans, seeks long-term growth of capital with current income as a secondary consideration.

The FPA Funds offer exchange privileges and telephone redemptions plus combined shareholdings for cumulative purchase discounts and letters of intent. These privileges are more fully described under "Purchase of Shares," "Shareholder Services" and "Redemption of Shares." The account information form should be used to change information and authorize these services. Authorizing exchange privileges or telephone redemptions requires a signature guarantee, which is described under "Redemption of Shares." The account information form is available from authorized securities dealers ("dealers") or the Distributor.

PRIOR PERFORMANCE INFORMATION. From time to time, the Fund's total average annual return for 1, 5 and 10 year periods may be quoted in advertisements. Other total return quotations, aggregate or average, over other time periods may also be included. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Total return calculations assume that dividends and capital gain distributions paid by the Fund during the period are reinvested in Fund shares at net asset value. Quotations of total returns reflect the maximum sales charge, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge.

Comparative performance information may also be used from time to time in advertising or marketing of the Fund's shares. The Fund's total return may be compared to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. or to a stock index such as the Standard & Poor's 500 Stock Index. Such comparative performance information may be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, would not reflect sales charges, the inclusion of which would reduce such performance quotations.

Performance figures represent historic earnings, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the securities held in a portfolio, operating expenses and market conditions.

Further information about the Fund's performance is contained in the annual report to shareholders which may be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

                               PURCHASE OF SHARES

Fund shares are sold through dealers in a continuous offering. The Distributor serves as principal underwriter for Fund shares, which are available for purchase at the offering price through dealers. The minimum initial investment is $1,500. Each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by the Distributor. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear.

The offering price equals the net asset value per share plus the applicable sales charge. Orders received by dealers before the New York Stock Exchange ("NYSE") closes (currently 4:00 p.m., New York time) on any business day are priced based on the net asset value for that day if Boston Financial Data Services, Inc. ("Shareholder Service Agent"), as agent for the Distributor, receives the order prior to its close of business. Orders received by the Shareholder Service Agent after such time generally are priced based on net asset value for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to the Shareholder Service Agent by 9:30 a.m., Eastern time, on the following business day are priced at the net asset value for the prior business day.

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each day the NYSE is open. Net asset value, rounded to the nearest cent per share, equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding.

TABLE OF SALES CHARGES. The following table shows the sales charge at various investment levels. The sales charge applies to purchases made at one time by any combination of an individual, his or her spouse and these related investors (and their spouses): grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                                               SALES        SALES       REALLOWED
SIZE OF INVESTMENT                                                           CHARGE(1)    CHARGE(2)   TO DEALERS(2)
--------------------------------------------------------------------------  -----------  -----------  -------------
Less than $10,000.........................................................       6.95%        6.50%         6.00%
$10,000 but less than $25,000.............................................       6.38%        6.00%         5.50%
$25,000 but less than $50,000.............................................       5.54%        5.25%         4.75%
$50,000 but less than $100,000............................................       4.71%        4.50%         4.25%
$100,000 but less than $250,000...........................................       3.90%        3.75%         3.50%
$250,000 but less than $500,000...........................................       2.04%        2.00%         1.75%
$500,000 but less than $1,000,000.........................................       1.01%        1.00%         0.80%
$1,000,000 and over.......................................................       0.00%        0.00%         0.00%

------------
(1) As a percentage of net amount invested.
(2) As a percentage of public offering price.

CUMULATIVE PURCHASE DISCOUNT. The size of investment may be determined by adding the amount being invested to the current value, at offering price, of all presently held shares of the FPA Funds. If such holdings qualify for a reduced sales charge, information sufficient to permit verification must be furnished to the Shareholder Service Agent on the account information form or when the order is placed.

LETTER OF INTENT. A letter of intent ("LOI") allows investors to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds may also be used to determine the applicable sales charge. The account information form contains the LOI which must be signed at the time of initial purchase, or within 30 days. Each investment made under an LOI during the period receives the sales charge for the total investment goal. If the goal is not achieved within the period, the shareholder must pay the amount equal to the sales charge applicable to the purchases made minus the sales charges actually paid.

SALES AT REDUCED SALES CHARGE. Certain retirement plans, exempt from taxation under Section 401 of the Internal Revenue Code, with open accounts in the Fund as of July 2, 1990, are permitted to continue to buy Fund shares at a sales charge equal to one-half of the normal sales charge. Information sufficient to permit verification must be furnished to the Shareholder Service Agent when the order is placed.

SALES AT NET ASSET VALUE. Fund shares may be purchased at net asset value, without a sales charge, by these investors and their spouses (and their immediate relatives): (a) current and former directors, officers and employees of the Adviser, UAM and its affiliates; (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates; (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;
(d) investment advisory clients of the Adviser and pension consultants to such clients and their directors, officers and employees; (e) employees (including registered representatives) of a dealer which has a selling group agreement with the Distributor and consents to such purchases; (f) any employee benefit plan maintained for the benefit of such qualified investors; and (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative. The foregoing purchasers must represent that the shares are purchased for investment and will not be resold except through redemption or repurchase by the Fund.

The Fund also offers shares at net asset value without imposition of a sales charge to the following persons: (i) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees; (ii) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund and/or the FPA Funds totals at least $1,000,000; (iii) tax-exempt organizations enumerated in Section 501(c)(3), (9), or (13) of the Internal Revenue Code; and (iv) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided such organization has entered into an agreement with the Distributor regarding such accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or the Distributor.

No sales charge is imposed because the Distributor anticipates that such purchases should result in economies in the sales effort and related expenses compared to sales made through normal distribution channels. A special application form, which is available from the Distributor, must be submitted with the initial purchase. All net asset value sales require specific notification to the Distributor of the purchaser's eligibility at the time the order is placed. If a purchaser places such an order through a securities broker, the broker may charge a service fee. No such fee is charged if shares are purchased directly from the Distributor or the Fund.

                              SHAREHOLDER SERVICES

FPA EXCHANGE PRIVILEGE. Subject to the following requirements, Fund shares may be exchanged for shares of another FPA Fund, except FPA Capital Fund, Inc., whose shares may only be acquired by existing Capital shareholders. An exchange may establish a new or increase an existing FPA Fund account. Both accounts must bear the same registration. A sales charge applies to the purchase by exchange unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. Shares of the Fund to be acquired, must be registered for sale in the investor's state. A $5.00 service fee applies to each exchange.

MONEY MARKET FUND EXCHANGE PRIVILEGE. The Distributor has arranged for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified open-end money market mutual fund ("Money Market Fund") to be available in exchange for shares of the Fund. Shares of the Money Market Fund so acquired plus any shares acquired through reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge, provided that in the case of Capital, the investor has maintained his shareholder account because shares of Capital, are currently offered only to existing shareholders. The $5.00 exchange fee is paid by the Distributor which receives a fee from Kemper Financial Services, the administrator for the Money Market Fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the Money Market Fund acquired through this exchange privilege. This exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund. The Money Market Fund is separately managed and is not one of the FPA Funds. FPA mutual fund investments held in Fund-Sponsored Individual Retirement Accounts may not be exchanged into the Cash Equivalent Fund.

HOW TO EXCHANGE SHARES. The above described exchange privileges may be exercised by sending written instructions to the Shareholder Service Agent. See "Redemption of Shares" for applicable signature and signature guarantee requirements. Exchange privileges may also be exercised by telephone as described under "Redemption of Shares--Telephone Transactions." Only four exchanges may be made in one account during any calendar year; exchanges exceeding this limit may be considered null and void, if the investor has been notified that this limit has been reached. Shares must be owned for 15 days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. An exchange requires the purchase of shares of the acquired Fund with a value of at least $1,000. Exchange redemptions and purchases are effected on the basis of the net asset values next determined after receipt of the request in proper order by the Shareholder Service Agent. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

Additional information concerning this privilege and prospectuses for other FPA Funds and/or for the Money Market Fund may be obtained from dealers or the Distributor. A shareholder should read such prospectuses and consider differences in objectives and policies before making any exchange. The Fund or the Distributor can change or discontinue this privilege upon 60 days' advance notice and investors who had exchanged into the Money Market Fund would be permitted to reacquire shares of the Fund without sales charge for at least 60 days after notice of termination of the Money Market Fund exchange privilege.

INVESTMENT ACCOUNT. Each shareholder has an investment account in which the Shareholder Service Agent holds Fund shares. Unless the Shareholder Service Agent receives a written request, stock certificates will not be issued. Certificates are only issued for full shares. The shareholder receives a statement showing account activity after each transaction.

PRE-AUTHORIZED INVESTMENT PLAN. Investors desiring to make automatic monthly investments may use the optional shareholder services form, available from dealers or the Distributor. The Shareholder

Service Agent withdraws funds from the investor's bank account monthly for $100 or more as specified through the Automated Clearing House.


RETIREMENT PLANS. An eligible investor may establish an IRA (individual retirement account) and/or other retirement plan with a minimum initial investment of $100 and an expressed intention to increase such investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor the Distributor imposes additional fees for these plans, but fees are charged by the plan custodian. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions and earnings on shares held in an IRA are tax-deferred. The Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Investors should consult their tax advisers. Applicable forms and information regarding plan administration, custodial fees and other plan provisions are available from the Distributor or dealers.


SYSTEMATIC WITHDRAWAL PLAN. Any shareholder whose account value is $10,000 or more may make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by completing the optional shareholder services form. Under this plan, sufficient Fund shares to cover these withdrawals are redeemed and proceeds are forwarded as directed on the optional shareholder services form. Dividends and capital gains distributions on Fund shares held under this plan are automatically reinvested in additional Fund shares at net asset value. If these withdrawals continuously exceed reinvestments, the shareholder's account is correspondingly reduced and ultimately exhausted. Concurrent withdrawals and purchases are ordinarily disadvantageous to the shareholder due to additional sales charges. The shareholder recognizes any taxable gain or loss on redemptions.

                              REDEMPTION OF SHARES

Shareholders can redeem for cash, without charge, any or all of their Fund shares at any time by sending a written request in proper form to the Shareholder Service Agent. Facsimile transmissions are not acceptable. Shareholders can also place redemption requests through dealers, who may charge a fee. Shareholders redeeming Fund shares from retirement plans should consult the plan documents concerning federal tax consequences and their plan custodian regarding procedures.

All persons in whose name the account is established must sign the redemption request exactly as registered. If the redemption exceeds $10,000, if the proceeds are not paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, the signature(s) must be guaranteed by a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association.

In most cases, only a properly signed request with any necessary signature guarantee is required for a redemption. However, stock certificates, if held by shareholders, must accompany requests. Additional documents are required if a corporation, partnership, trust, fiduciary, executor or administrator requests the redemption.

Redemptions are only processed on days the NYSE is open. The redemption price is the first net asset value determined after the Shareholder Service Agent receives the redemption request in proper form, except that redemption orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to the Shareholder Service Agent within the times specified under "Purchase of Shares." A check for the proceeds is mailed within seven days after the Shareholder Service Agent receives the request in good order. If Fund shares redeemed were recently purchased by check, the Shareholder Service Agent may delay payment of the redemption proceeds until it confirms the purchase check has cleared, usually a period of up to 15 days.

The Fund may direct the Shareholder Service Agent to redeem all Fund shares of any shareholder whose account value is less than $500 as a result of a redemption. In such case, the shareholder is notified in writing that the account value is insufficient and is allowed up to 60 days to increase it to $500.

TELEPHONE TRANSACTIONS. Telephone exchange privileges are available unless declined by an investor on the account information form. Telephone redemption privileges are available only if elected on the optional shareholder services form. A properly completed request with a signature guarantee is required if a telephone redemption election is made or changed after the account is opened. Telephone redemptions are not available for shares held in a Fund-sponsored retirement account. Shares held in certificate form cannot be redeemed or exchanged by telephone. The Shareholder Service Agent (the "Agent") employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are employed, neither the Agent nor the Fund is responsible for following telephone instructions the Agent reasonably believes to be genuine. The Agent and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if such loss results from a failure to employ reasonable procedures. Proceeds of telephone redemptions are paid to the bank account the shareholder designates when establishing this privilege. Telephone redemptions of $5,000 or more are wired unless the designated bank cannot receive Federal Reserve wires. Telephone redemptions under $5,000 are mailed unless a wire is requested. There is a $3.50 charge for wires. During periods of significant economic or market changes, telephone instructions may be difficult to place. If an investor is unable to contact the Agent by telephone, instructions may be sent to the Agent at the address set forth on page 2. The Fund may change or discontinue telephone redemption privileges without notice.

REINVESTMENT PRIVILEGE. Proceeds from a redemption can be reinvested in Fund shares within 30 days without paying a sales charge. Such reinvestment is made at the first net asset value determined after the Shareholder Service Agent receives the order. This privilege can be exercised only once for each Fund investment. Information sufficient to permit verification must be furnished to the Shareholder Service Agent when the purchase is placed. Such redemption and reinvestment is a taxable transaction but losses on the redemption are not deductible for federal income tax purposes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Shareholders may receive dividends and/or capital gains distributions in addition to any increase or decrease in the value of Fund shares. Dividends and distributions are automatically reinvested in additional Fund shares at the net asset value determined at the close of business on the day after the record date, unless the Shareholder Service Agent receives a written request for cash payment before the record date. The account information form may be used for this purpose.

DIVIDENDS. The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. All of this income, after payment of expenses, is distributed semi-annually as dividends to shareholders.

CAPITAL GAINS. When the Fund sells portfolio securities, it realizes capital gains and losses, depending upon whether the selling price is higher or lower than the purchase price. Net realized capital gains from sales of securities equal profits minus losses, including any losses carried forward from prior years. The Fund distributes any net realized capital gains to shareholders annually.


TAXES. Because the Fund plans to distribute all of its net investment income and net realized capital gains to shareholders, it does not expect to pay any federal income tax. Dividends and distributions paid to shareholders are subject to federal income tax, and any state and local income tax. Shareholders are notified annually of the federal tax status of these distributions. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from long-term capital gains are taxable to shareholders as such. All distributions are taxable whether paid in cash or reinvested. To avoid a 31% federal withholding tax on dividends, distributions and redemptions, shareholders must certify their taxpayer identification number to the Shareholder Service Agent, as agent for the Fund. The account information form may be used for this purpose.


                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS


GOLD STOCKS. As long as the Fund maintains significant investments in gold mining companies, an investment in the Fund may involve special considerations. These include fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and control over the sale of gold; changes in U.S. or foreign tax, currency, or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions. Also, even gold mining companies with strong balance sheets are likely to be adversely impacted by lower profitability from lower gold prices.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 25% of its net assets in securities of foreign issuers. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there may be less publicly available information about foreign companies which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies may be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities may involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS. The value of any of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of making short sales is to enable the Fund to obtain the current market price of a security which the Fund desires to sell but which cannot be currently delivered for settlement. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security which the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements which mature in more than seven days and/or other securities which are not readily marketable.

BROKERAGE PRACTICES. The Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating brokerage commissions on such transactions. Brokerage firms are selected for their professional capability and the overall value and quality of their execution services. The Adviser is authorized to pay higher commissions to brokerage firms providing investment and research information if the Adviser deems such commissions reasonable in relation to the overall services provided. The Adviser may also use information received to manage the assets of other advisory accounts. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers.

PORTFOLIO TURNOVER. The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." In some years this rate exceeds 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. Greater portfolio activity increases the Fund's transaction costs, including brokerage commissions.

INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like its investment objective, cannot be changed without approval by a majority (as defined in the Investment

Company Act) vote of the Fund's shareholders. These restrictions provide, in part, that the Fund shall not:

    1. Invest more than 5% of its total assets, based on market value, in the securities of any one issuer (except the U.S. Government); or acquire more than 10% of any class of securities of any one issuer.

    2. Invest more than 25% of the value of its total assets in any one industry.


Percentage limitations are calculated and applied at the time of investment. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund's assets by reason of changes in value of either the given securities or other assets, the excess need not be sold. Additional information concerning the Fund's investment practices and restrictions is contained in the Statement of Additional Information.


                             ADDITIONAL INFORMATION

COMMON STOCK. Each Fund share outstanding participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 100 million shares of $0.25 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund provide that shareholder meetings are required to be held to elect directors only when required by the Investment Company Act. Such event is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of ten percent of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

SHAREHOLDER INQUIRIES. Shareholders who have questions concerning (1) the Fund may contact the Distributor; (2) their account may contact the Shareholder Service Agent; and (3) their retirement plan may contact the Shareholder Service Agent. The applicable addresses and telephone numbers appear on page 2 of this Prospectus.

SHAREHOLDER SERVICE AGENT. Boston Financial Data Services, Inc., P. O. Box 8500, Boston, Massachusetts 02266-8500, serves as shareholder service and dividend disbursing agent for the Fund. State Street Bank and Trust Company serves as transfer agent for the Fund.

CUSTODIAN. All cash and securities of the Fund are held by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL COUNSEL. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, provides legal services to the Fund.

INDEPENDENT AUDITORS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, performs annual audits of the Fund's financial statements.

                         STATEMENT OF ADDITIONAL INFORMATION


                                  November 30, 1998


                               FPA PARAMOUNT FUND, INC.


This Statement of Additional Information ("Statement") supplements the current Prospectus of FPA Paramount Fund, Inc. ("Fund") dated November 30, 1998. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus may be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska and Hawaii.


                                  TABLE OF CONTENTS

                                                                           Page
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Reports to Shareholders . . . . . . . . . . . . . . . . . . . . . . .    2
     Year 2000 Problem . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Investment Policies and Risks. . . . . . . . . . . . . . . . . . . . . . .    2
     Securities of Foreign Issuers . . . . . . . . . . . . . . . . . . . .    2
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . .    2
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . .    3
     Leverage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Gold Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .    4
Directors and Officers of the Fund . . . . . . . . . . . . . . . . . . . .    5
     Five Percent Shareholders . . . . . . . . . . . . . . . . . . . . . .    7
Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . . .    7
Prior Performance Information. . . . . . . . . . . . . . . . . . . . . . .    9
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . .   10
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . .   11
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Authorized Financial Intermediaries . . . . . . . . . . . . . . . . .   12
     Sales at Net Asset Value. . . . . . . . . . . . . . . . . . . . . . .   12
     Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     FPA Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . .   13
     Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . .   13
     Telephone Redemption. . . . . . . . . . . . . . . . . . . . . . . . .   13
Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . . . .   14
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . .   14
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                                 GENERAL INFORMATION

VOTING RIGHTS. Fund shares do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, the holders of the remaining Fund shares will not be able to elect any person or persons to the Fund's Board of Directors.

REPORTS TO SHAREHOLDERS. Shareholders receive semi-annual and annual reports which show the portfolio of investments, major portfolio changes and other information. Financial statements accompanied by an opinion of independent auditors are furnished to shareholders after the Fund's fiscal year-end. Unaudited financial statements prepared by the Fund are provided after the first six months of the fiscal year.

YEAR 2000 PROBLEM. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


                            INVESTMENT POLICIES AND RISKS


The following supplements information set forth under the captions "Investment Objective and Policies" and "Investment Practices, Risks and Restrictions" in the Prospectus. Readers must also refer to the Prospectus.

SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 25% of its net assets in securities of foreign governments and companies. Securities of foreign issuers may be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

SHORT SALES AGAINST THE BOX. In an effort to increase investment flexibility, the Fund is authorized to make certain short sales. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers such securities, at which time it receives the proceeds of the sale. The Fund must pay the broker the amount of any dividend paid on the securities while the short position is maintained. To secure its obligation to deliver the securities sold short, the Fund deposits in escrow in a segregated account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

Common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale.

Similarly, when the Fund expects to receive new securities in a reorganization in exchange for securities owned by the Fund, and the new securities are traded on a "when issued" basis, the Fund could sell in the "when issued" market and deliver the new securities when received following the consummation of the reorganization. If the reorganization is not consummated, all transactions in the "when issued" market are canceled in which event the Fund would realize no gain or loss on the short sale, except for brokerage commissions.

The limited authority to utilize short sales as described above and in the Prospectus would not subject the Fund to the risk of loss generally associated with short sales. A short sale "against the box" does eliminate the potential for gain or loss from subsequent changes in the market price of the security.
It constitutes a form of hedging under which the Fund obtains a current market price considered attractive by the Adviser, rather than remain subject to future fluctuations in the price of the security sold short. Such authority would be utilized only in furtherance of the Fund's primary investment objective to seek a high total investment return, including capital appreciation and income.


For federal income tax purposes, a short sale against the box involving stock or securities (except conventional debt such as ordinary corporate or United States Treasury bonds) that could be sold at a gain is treated as a constructive sale requiring recognition of taxable gain.


REPURCHASE AGREEMENTS. The Fund pays for repurchase agreements only upon physical delivery or evidence of book entry transfer of the underlying debt security to a segregated account of State Street Bank and Trust Company, the Fund's custodian, or its agent. The Fund only enters into repurchase agreements involving securities in which the Fund can otherwise invest. The underlying security (normally a security of the United States Government, its agencies or instrumentalities) may have a maturity date exceeding one year. Repurchase agreements usually mature not more than seven days after purchase by the Fund. It is the Fund's policy that the market value of the security collateralizing the repurchase agreement at all times equal or exceed the amount of the repurchase agreement. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of bankruptcy or other default of a seller, the Fund might experience both loss and delay in liquidating the underlying security, including: (a) possible decline in the value of such security while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on such security during this period and (c) expenses of enforcing its rights.

LEVERAGE. The Fund is authorized to borrow from banks in order to raise additional monies for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds that is in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage.
This policy permitting bank borrowing may not be changed without the approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank.

The amount of money the Fund may borrow is restricted by the Investment Company Act of 1940 ("Investment Company Act") so that, immediately after such transaction, the Fund has an asset coverage of at least 300% of the amount borrowed. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below such requirement due to market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three business days. To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing will also be limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed for more than nineteen years and has no present intention to do so.


GOLD STOCKS. As long as the Fund maintains significant investments in gold mining companies, shares of the Fund may be affected by fluctuations in the price of gold. The price of gold has recently been subject to substantial upward and downward movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and world inflation rates and interest rates. Several central banks recently have sold gold bullion from their reserves. Sales by central banks and/or rumors of these sales have had a negative effect on gold prices. The price of gold, in turn, is likely to affect the market prices of securities of companies mining gold and, accordingly, the value of the Fund's investments in these securities.


                               INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below, which apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. Such majority is defined in the Investment Company Act as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Percentage limitations applicable to investments are calculated and applied at the time of investment. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

2. Purchase, lease, acquire, hold or sell real estate or any illiquid interest in real estate other than (a) for office space, (b) securities issued by registered real estate investment trusts or (c) as provided in paragraph 4 below.

3. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

4. Make loans to any person or firm, except by the acquisition of outstanding notes or other evidences of indebtedness secured by first deeds of trust or mortgages on real property or interest therein, in an aggregate amount not exceeding 10% of the value of its total assets. However, the making of time or demand deposits with banks and the purchase of publicly traded bonds, debentures or other securities of any other issuer of a type customarily purchased by institutional investors or any government or governmental issue at original issue or otherwise, shall not be deemed to be a loan. Investment in repurchase agreements shall not be considered the making of a loan for purposes of this investment restriction; although the Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's total net assets.

5. Participate on a joint or a joint and several basis in any trading account in securities.

6. Invest in companies for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

7. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

8.   Purchase or sell commodities or commodity contracts.

9. Purchase from, or sell to, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

10. Issue any senior securities except that the Fund may borrow from banks to the extent described above under "Investment Policies - Leverage."

                          DIRECTORS AND OFFICERS OF THE FUND

Certain directors and all officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Perennial Fund, Inc. ("Perennial") and Source Capital, Inc. ("Source") (collectively, the "FPA Fund Complex").


The directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years are listed below. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.



Julio J. de Puzo, Jr., 44, Director and Executive Vice President (1)
Director (since October 1995), Principal and Chief Executive Officer (since March 1996) of the Adviser; Director and President since March 1996 of Source; Director and Executive Vice President since April 1996 of Perennial; and Executive Vice President since August 1996 of New Income and of Capital. President and Chief Executive Officer (since January 1997), and Director for more than the past five years of the Distributor. Executive Vice President from October 1995 to March 1996, Chief Administrative Officer from October 1995 to March 1996, Chief Financial Officer from June 1991 to March 1996, Treasurer from June 1991 to March 1996, and Senior Vice President from February 1993 to October 1995, of the Adviser. Treasurer from June 1981 to August 1996 of the Fund, from May 1982 to August 1996 of Source; from September 1983 to August 1996 of Perennial; and from July 1984 to August 1996 of Capital and of New Income.
Chief Financial Officer from October 1991 to March 1998, and Executive Vice President (or Senior Vice President or First Vice President) from October 1991 to January 1997 of the Distributor.



John P. Endicott, 80, Director
Independent management consultant since January 1983 and from April 1979 to March 1981; Associate, Case and Company, Inc. (management consultants) from April 1981 to January 1983; President and Director, Sierracin Corporation (manufacturer of high technology products) from 1969 to March 1979. Director of Perennial for more than the past five years.



Leonard Mautner, 81, Director
President, Leonard Mautner Associates (management consultants) for more than the past five years; General Partner, Goodman & Mautner Ltd. (venture capital partnership) and President, Goodman & Mautner, Inc.

(investment manager) from 1969 to 1979. Director of Perennial for more than the past five years and Director of MRV Communications Inc. since April 1992.



John H. Rubel, 78, Director
President, John H. Rubel and Associates, Inc. (management consultants) for more than the past five years; Senior Vice President, Litton Industries, Inc. (diversified manufacturing) from 1963 to 1973; Assistant Secretary of Defense (Research and Engineering) from 1961 to 1963; and member of the Task Force Commission for the War on Poverty during 1964.



John P. Shelton, 78, Director
Professor Emeritus at UCLA Graduate School of Management for more than the past five years. Director of Genisco Systems, Inc. (manufacturer of hardened computers and electronics).



William M. Sams, 61, President & Chief Investment Officer
Director and Principal since March 1996 of the Adviser; and Director since January 1997 of the Distributor. Executive Vice President from November 1981 to March 1996 of the Adviser; and from September 1983 to August 1995 of Perennial.



Eric S. Ende, 54, Vice President
Senior Vice President (or Vice President) of the Adviser for more than the past five years, and Chief Investment Officer since May 1997 and Senior Vice President (or Vice President) for more than the past five years of Source, Vice President of Capital and of New Income for more than the past five years, and President and Chief Investment Officer of Perennial since September 1995. Executive Vice President (or Vice President) of Perennial from May 1985 to September 1995.



Janet M. Pitman, 55, Vice President
Vice President of the Adviser for more than the past five years, of Source and of Perennial since April 1996, and of Capital and of New Income since February 1997.



J. Richard Atwood, 38, Treasurer
Senior Vice President, Chief Financial Officer and Treasurer of the Adviser since January 1997; and Chief Financial Officer since March 1998, Senior Vice President and Treasurer of the Distributor since January 1997. Treasurer of Source, of Perennial, of Capital, and of New Income since January 1997. Vice President and Chief Financial Officer of Transamerica Investment Services, Inc. from January 1995 to January 1997. Vice President (or Assistant Vice President) and Controller of the Adviser from July 1988 to January 1995, and Assistant Treasurer of the Distributor from May 1991 to January 1995. Assistant Treasurer of the Fund, of Capital, of New Income, of Perennial, and of Source from 1988 to 1995.



Sherry Sasaki, 43, Secretary
Assistant Vice President and Secretary of the Adviser, and Secretary of Source, of Perennial, of Capital, of New Income, and of the Distributor for more than the past five years.



Christopher H. Thomas, 41, Assistant Treasurer
Vice President and Controller of the Adviser and of the Distributor since March 1995, and Assistant Treasurer of Capital, of New Income, of Source and of Perennial since April 1995. Staff Accountant with the Office of Inspection of the Securities and Exchange Commission from 1994 to March 1995. School Administrator of the Calvary Road Christian Academy from 1988 to 1993.


--------------------

(1) Director who is an interested person, as defined in the Investment Company Act, of the Fund by virtue of his affiliation with the Adviser.



The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors then in office who were not affiliated with the Adviser received as a group

$40,000 in Directors' fees. Such Directors are also reimbursed for certain out-of-pocket expenses by the Fund. The following information relates to Director compensation. The Fund does not pay any salaries to its officers, all of whom are compensated by the Adviser.



                                                          TOTAL COMPENSATION*
                        AGGREGATE COMPENSATION*        FROM THE FPA FUND COMPLEX
NAME OF DIRECTORS            FROM THE FUND                INCLUDING THE FUND
--------------------------------------------------------------------------------
Julio J. de Puzo, Jr.       $    -0-                         $     -0-
John P. Endicott                10,000                           15,000**
Leonard Mautner                 10,000                           15,000**
John H. Rubel                   10,000                           10,000
John P. Shelton                 10,000                           10,000


* No pension or retirement benefits are provided to Directors by the Fund or the FPA Fund Complex.
** Includes compensation from the Fund and one other open-end investment company.


Currently, the personnel of the Adviser consists of eight persons engaged full time in portfolio management or investment research in addition to 26 persons engaged full time in trading, administrative, financial or clerical activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission, which does not imply supervision by said Commission of the Adviser's activities. The Adviser's parent company, UAM, is a publicly held corporation. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.



FIVE PERCENT SHAREHOLDERS. As of October 30, 1998, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, Attention: Fund Administration 97163, 4800 Deer Lake Drive, East Floor 2, Jacksonville, Florida 32246-6484, which held 2,629,899 shares (7.3%). Such broker-dealer advises that the shares are held for the benefit of its customers.


                            INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement dated June 27, 1991 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The advisory fee is higher than the fee paid by some other mutual funds. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for the costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements,
(b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund may not exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude
(a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses are permitted to be excluded by the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.


The Advisory Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to May 31, 1999, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the Investment Company
Act).



For the fiscal years ended September 30, 1996, 1997 and 1998, the Adviser received gross advisory fees of $4,090,006, $4,896,408, and $4,186,818, respectively, plus $538,992, $715,380, and $636,434, respectively for costs incurred in providing financial services to the Fund.

                            PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

             n
     P(1 + T)  =    ERV

     Where:         P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years (1, 5 or 10)

                    ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising are based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10 year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Standard & Poor's 500 Stock Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information may be given no greater prominence in such advertising than the information prescribed under SEC regulations.


The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the one, five and ten-year periods ended September 30, 1998 was (29.65)%, 6.16%, and 9.65%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 6.5% of the offering price) for the same periods was (24.76)%, 7.60%, and 10.39%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.


The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10 year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser may also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees which the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund may be used by the Adviser for all advisory accounts. However, the Adviser may not use all such research services in managing the Fund's portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.


Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended September 30, 1996, 1997 and 1998 totaled $2,681,278, $2,599,684, and $1,501,914, respectively. During the last fiscal year, $1,220,492 of commissions were paid on transactions having a total value of $446,174,862 to brokers selected because of research services provided to the Adviser.


                                  PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                     DISTRIBUTOR

The Distributor acts as the principal underwriter of Fund shares pursuant to the distribution agreement dated September 3, 1991 ("Distribution Agreement"). The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing prospectuses used in connection with this offering; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.


The Distribution Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 1999, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated, without penalty, by either party on 60 days' written notice.


The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.


During the fiscal years ended September 30, 1996, 1997 and 1998, total underwriting commissions on the sale of Fund shares were $1,737,788, $4,148,190, and $678,116, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $95,250, $355,286, and $53,540, respectively.


                          PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 6.5% but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 95%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100%
of the sales charge to dealers. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders; such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; the Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order; and customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary including an authorized broker or the broker's authorized designee.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser may purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible, the investor must sign at the time of initial purchase, or within 30 days, a letter of intent ("LOI") covering investments to be made within a period of 13 months ("Period") from such initial purchase.
The investor thereby becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided such amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares may also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period will receive the reduced sales charge applicable.
In addition, during the Period, the shareholder may increase his or her LOI Goal and all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares will be promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution in the premises to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent will deliver to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid to, or as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are set forth under "Purchase of Shares - FPA Exchange Privilege" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Redemption of Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent ("Agent") to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Agent to be genuine. The Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security charge may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the funds involved in the request are priced, are processed on the next business day in the manner described above.

REDEMPTION OF SHARES. Redemptions are not made on days during which the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares
- Net Asset Value." The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when
(a) the NYSE is closed for other than customary weekends or holidays;
(b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions may be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the optional shareholder services form including the designation of a bank account to which the redemption payment is to be sent ("Designated Bank"). The proceeds will not be mailed or wired to other than the Designated Bank. Shareholders who wish to authorize the telephone redemption privilege or change the Designated Bank should either enter the new information on an optional shareholder services form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Redemption of Shares" in the Fund's Prospectus. The optional shareholder services form is available from authorized securities dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

The shareholder may cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared.

                            TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. The investor should be aware that a penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to commence distribution of the account at age 70-1/2. Borrowing from or against the account may also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishment of and distributions from a retirement plan.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the twelve months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to pertinent Code sections and treasury regulations. The Code and these treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                 FINANCIAL STATEMENTS

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
- SEPTEMBER 30, 1998


Net asset value and redemption price per share
(net assets divided by shares outstanding) . . . . . . . . . . .$10.24

Offering price per share
(100/93.5 of per share net asset value). . . . . . . . . . . . .$10.95


The offering price is reduced on purchases of $10,000 or more; see "Purchase and Redemption of Shares - Sales Charge" herein and "Purchase of Shares - Table of Sales Charges" in the Prospectus.

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1998

COMMON STOCKS                                            Shares         Cost          Value
--------------------------------------------------     ----------   ------------   ------------
MINING -- 31.4%
De Beers Consolidated Mines Ltd. (ADR) . . . . . .        850,000   $ 15,327,513   $ 10,678,125
Homestake Mining Company . . . . . . . . . . . . .      3,300,000     40,306,927     40,012,500
Newmont Mining Corporation . . . . . . . . . . . .      1,260,000     47,905,809     30,555,000
Placer Dome Inc. . . . . . . . . . . . . . . . . .      2,900,000     48,764,501     40,056,250
                                                                    ------------   ------------
                                                                    $152,304,750   $121,301,875
                                                                    ------------   ------------

CONSUMER NON-DURABLE GOODS -- 10.2%
Oakley, Inc.*. . . . . . . . . . . . . . . . . . .      1,865,100   $ 20,454,493   $ 17,951,587
Polymer Group, Inc.*+. . . . . . . . . . . . . . .      2,736,500     28,146,505     21,549,937
                                                                    ------------   ------------
                                                                    $ 48,600,998   $ 39,501,524
                                                                    ------------   ------------

RETAILING -- 9.7%
Charming Shoppes, Inc.*. . . . . . . . . . . . . .      3,685,000   $ 19,886,165   $ 15,430,938
Service Merchandise Company, Inc.*+. . . . . . . .      9,500,000     42,525,597     14,250,000
Venator Group, Inc.* . . . . . . . . . . . . . . .        900,000      7,969,940      7,818,750
                                                                    ------------   ------------
                                                                    $ 70,381,702   $ 37,499,688
                                                                    ------------   ------------

HEALTHCARE -- 9.1%
Columbia/HCA Healthcare Corporation. . . . . . . .      1,047,000   $ 29,857,706   $ 21,005,438
Magellan Health Services, Inc.*. . . . . . . . . .        800,000     13,686,885      8,650,000
Physician Reliance Network, Inc.*. . . . . . . . .        456,900      4,279,825      5,368,575
                                                                    ------------   ------------
                                                                    $ 47,824,416   $ 35,024,013
                                                                    ------------   ------------

OIL & GAS PRODUCTION/EXPLORATION -- 6.3%
Chieftain International, Inc.* . . . . . . . . . .        150,000   $  3,179,250   $  2,559,375
EEX Corporation* . . . . . . . . . . . . . . . . .      4,500,000     26,069,095     21,937,500
                                                                    ------------   ------------
                                                                    $ 29,248,345   $ 24,496,875
                                                                    ------------   ------------

INSURANCE -- 4.6%
Leucadia National Corporation. . . . . . . . . . .        600,000   $ 12,692,393   $ 17,587,500
                                                                    ------------   ------------

COMMUNICATIONS & INFORMATION-- 4.4%
Paging Network, Inc.*. . . . . . . . . . . . . . .      2,800,000   $ 26,957,402   $ 16,887,500
                                                                    ------------   ------------

RESTAURANTS -- 4.1%
Lone Star Steakhouse & Saloon, Inc.*+. . . . . . .      1,300,000   $ 29,098,274   $  9,912,500
Luby's Cafeterias, Inc.. . . . . . . . . . . . . .        362,000      6,797,470      5,837,250
                                                                    ------------   ------------
                                                                    $ 35,895,744   $ 15,749,750
                                                                    ------------   ------------

                              PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


                                                                 Shares or
                                                                 Principal
COMMON STOCKS-- CONTINUED                                          Amount         Cost           Value
------------------------------------------------------------    -----------   ------------   ------------
REAL ESTATE INVESTMENT TRUST -- 2.8%
CCA Prison Realty Trust. . . . . . . . . . . . . . . . . . .        600,000   $ 12,361,039   $ 10,800,000
                                                                              ------------   ------------
TECHNOLOGY -- 1.9%
BRC Holdings, Inc.*. . . . . . . . . . . . . . . . . . . . .        425,000   $  7,961,263   $  7,225,000
                                                                              ------------   ------------
OTHER COMMON STOCKS -- 1.4%. . . . . . . . . . . . . . . . .                  $  7,525,010   $  5,392,375
                                                                              ------------   ------------

TOTAL COMMON STOCKS -- 85.9% . . . . . . . . . . . . . . . .                  $451,753,062   $331,466,100
                                                                              ------------   ------------
                                                                              ------------

SHORT-TERM INVESTMENTS -- 16.6%
Short-term Corporate Notes:
  American General Corporation -- 5.53% 10/1/98. . . . . . .    $ 5,000,000                  $  5,000,000
  Toyota Motor Credit Corporation -- 5 1/2% 10/2/98. . . . .      7,000,000                     6,998,930
  Coca-Cola Company, The -- 5.47% 10/5/98. . . . . . . . . .      6,000,000                     5,996,354
  Bell Atlantic Financial Services, Inc. -- 5 1/2% 10/7/98 .      2,000,000                     1,998,167
  Coca-Cola Company, The -- 5.45% 10/8/98. . . . . . . . . .      8,000,000                     7,991,522
  Emerson Electric Co. -- 5.48% 10/9/98. . . . . . . . . . .     15,000,000                    14,981,733
  Daimler-Benz North America Corporation
  -- 5.46% 10/13/98. . . . . . . . . . . . . . . . . . . . .     15,000,000                    14,972,700
  Toys "R" Us, Inc. -- 5.51% 10/22/98. . . . . . . . . . . .      2,000,000                     1,993,572
  Coca-Cola Company, The -- 5.16% 10/29/98 . . . . . . . . .      3,000,000                     2,987,960
State Street Bank Repurchase Agreement -- 4 3/4% 10/1/98
 (Collateralized by U.S. Treasury Notes
  -- 9 7/8% 2015, market value $1,248,896) . . . . . . . . .      1,220,000                     1,220,169
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS . . . . . . . . . . . . . . . .                                 $ 64,141,107
                                                                                             ------------
TOTAL INVESTMENTS -- 102.5%. . . . . . . . . . . . . . . . .                                 $395,607,207
Liabilities less other assets -- (2.5)%. . . . . . . . . . .                                   (9,762,427)
                                                                                             ------------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . . . . . . . .                                 $385,844,780
                                                                                             ------------
                                                                                             ------------


*Non-income producing securities

+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended September 30, 1998.

                                                Purchases       Sales        Realized      Dividend
                                                 at Cost       at Cost      Gain (Loss)     Income
                                               ----------------------------------------------------
 Lone Star Steakhouse & Saloon, Inc.               --        $23,809,462   $(17,652,685)      --
 Polymer Group, Inc.                           $28,146,505       --             --            --
 Service Merchandise Company, Inc.               5,272,262       --             --            --


See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1998


ASSETS
 Investments at value:
   Investment securities -- at market value
     (identified cost $451,753,062). . . . . . . . . . . . . . . . . .   $331,466,100
   Short-term investments -- at cost plus interest earned
     (maturities of 60 days or less) . . . . . . . . . . . . . . . . .     64,141,107   $395,607,207
                                                                         ------------
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           162
 Receivable for:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    491,150
   Capital Stock sold. . . . . . . . . . . . . . . . . . . . . . . . .        115,745        606,895
                                                                         ------------   ------------
                                                                                        $396,214,264

LIABILITIES
  Payable for:
    Investment securities purchased. . . . . . . . . . . . . . . . . .   $  8,575,015
    Capital Stock repurchased. . . . . . . . . . . . . . . . . . . . .      1,449,309
    Advisory fees and financial services . . . . . . . . . . . . . . .        248,660
    Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . .         96,500     10,369,484
                                                                         ------------   ------------

NET ASSETS -- equivalent to $10.24 per share on 37,677,392
  shares of Capital Stock outstanding. . . . . . . . . . . . . . . . .                  $385,844,780
                                                                                        ------------
                                                                                        ------------

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- par value $0.25 per share; authorized
   100,000,000 shares; outstanding 37,677,392 shares . . . . . . . . .                  $  9,419,348
 Additional Paid-in Capital. . . . . . . . . . . . . . . . . . . . . .                   496,109,892
 Accumulated distributions in excess of net realized capital gains . .                      (524,934)
 Undistributed net investment income . . . . . . . . . . . . . . . . .                     1,127,436
 Unrealized depreciation of investments. . . . . . . . . . . . . . . .                  (120,286,962)
                                                                                        ------------
Net assets at September 30, 1998 . . . . . . . . . . . . . . . . . . .                  $385,844,780
                                                                                        ------------
                                                                                        ------------


See notes to financial statements.

                               STATEMENT OF OPERATIONS
                        For the Year Ended September 30, 1998


INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $   9,201,484
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     3,515,457
                                                                                       -------------
                                                                                       $  12,716,941

EXPENSES
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  4,186,818
    Financial services . . . . . . . . . . . . . . . . . . . . . . . .        636,434
    Transfer agent fees and expenses . . . . . . . . . . . . . . . . .        577,892
    Registration fees. . . . . . . . . . . . . . . . . . . . . . . . .         75,871
    Custodian fees and expenses. . . . . . . . . . . . . . . . . . . .         56,711
    Directors' fees and expenses . . . . . . . . . . . . . . . . . . .         41,301
    Reports to shareholders. . . . . . . . . . . . . . . . . . . . . .         32,063
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,750
    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,641
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,299
    Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . .         14,841      5,693,621
                                                                         ------------  -------------
          Net investment income. . . . . . . . . . . . . . . . . . . .                 $   7,023,320
                                                                                       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) . . .   $340,720,688
    Cost of investment securities sold . . . . . . . . . . . . . . . .    336,772,192
                                                                         ------------
Net realized gain on investments . . . . . . . . . . . . . . . . . . .                 $   3,948,496

Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year . . . . . . . . . . .   $ 51,873,295
    Unrealized depreciation at end of year . . . . . . . . . . . . . .   (120,286,962)
                                                                         ------------
      Decrease in unrealized appreciation of investments . . . . . . .                  (172,160,257)
                                                                                       -------------

         Net realized and unrealized loss on investments . . . . . . .                 $(168,211,761)
                                                                                       -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .                 $(161,188,441)
                                                                                       -------------
                                                                                       -------------


See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS


                                                                   For the Year Ended September 30,
                                                     ---------------------------------------------------------
                                                                 1998                          1997
                                                     ---------------------------    --------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . .   $  7,023,320                  $ 13,821,604
  Net realized gain on investments . . . . . . . .      3,948,496                    91,100,936
  Increase (decrease) in unrealized
    appreciation of investments. . . . . . . . . .   (172,160,257)                   19,103,006
                                                     ------------                  ------------
Increase (decrease) in net assets resulting
  from operations. . . . . . . . . . . . . . . . .                 $(161,188,441)                 $124,025,546
Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . . .   $ (9,597,211)                 $(13,949,391)
  Net realized capital gains . . . . . . . . . . .    (93,084,048)  (102,681,259)  (112,712,010)  (126,661,401)
                                                     ------------                  ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . . . .   $ 36,433,838                  $171,882,375
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . . . . .     89,093,956                   107,501,337
  Cost of Capital Stock repurchased. . . . . . . .   (306,546,410)  (181,018,616)  (129,073,320)   150,310,392
                                                     ------------  -------------   ------------   ------------
Total increase (decrease) in net assets. . . . . .                 $(444,888,316)                 $147,674,537

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,701,327 and $3,829,114 . . . . . . . . . .                   830,733,096                   683,058,559
                                                                   -------------                  ------------

End of year, including
  undistributed net investment income
  of $1,127,436 and $3,701,327 . . . . . . . . . .                 $ 385,844,780                  $830,733,096
                                                                   -------------                  ------------
                                                                   -------------                  ------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . .                     2,801,067                    11,574,033
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions. . . . . . . . . . . . . . . .                     7,263,242                     7,390,224
Shares of Capital Stock repurchased. . . . . . . .                   (24,454,493)                   (8,195,774)
                                                                   -------------                  ------------
Increase (decrease) in Capital Stock
  outstanding. . . . . . . . . . . . . . . . . . .                   (14,390,184)                   10,768,483
                                                                   -------------                  ------------
                                                                   -------------                  ------------


See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $331,769,423 for the year ended September 30, 1998. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

    For the year ended September 30, 1998, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $53,540 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                            REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.



We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus, for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.




                              /s/  ERNST & YOUNG LLP
                                   ERNST & YOUNG LLP



Los Angeles, California
October 30, 1998

                              PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements (all included in Part B)

          Report of Independent Auditors
          Portfolio of Investments, September 30, 1998
          Statement of Assets and Liabilities, September 30, 1998
          Statement of Operations
               Year ended September 30, 1998
          Statement of Changes in Net Assets
               Year ended September 30, 1998
               Year ended September 30, 1997

All other financial statements and schedules are inapplicable.

(b)  Exhibits

1.1    The Articles of Incorporation were filed as Exhibit 1.1 to
       Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

1.1 Articles Supplementary, dated February 1, 1993 was filed as Exhibit 1.1 to Post-Effective Amendment No. 52 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

1.2 Articles Supplementary, dated August 13, 1996 was filed as Exhibit 1.2 to Post-Effective Amendment No. 55 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

2. By-Laws were filed as Exhibit 2 to Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

2.1    By-Law Amendment to Article I, effective May 10, 1993 was filed as
       Exhibit 2.1 to Post-Effective Amendment No. 52 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

4. Specimen common stock certificate was filed as Exhibit 4 to Post-Effective Amendment No. 56 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

5. Investment Advisory Agreement, dated June 27, 1991, between Registrant and First Pacific Advisors, Inc. was filed as Exhibit 5 to
       Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

6. Distribution Agreement, dated September 3, 1991, between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit 6 to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

6.1 Specimen Selling Group Agreement was filed as Exhibit 6.1 to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

6.2 Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 56 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

8. Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit 8 to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

8.1 Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit 8 to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

8.2 Amendment to the Custodian Contract was filed as Exhibit 8.2 to Post-Effective Amendment No. 55 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

8.3    Amendment to Custodian Contract.

9. Agreement and Articles of Merger, dated December 2, 1985, between Registrant and FPA Paramount Fund, Inc., a Delaware corporation, was filed as Exhibit 1.2 to Post-Effective Amendment No. 43 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

11.    Consent of Independent Auditors (filed as page C-8).

14. State Street Bank and Trust Company Individual Retirement Custodial Account and Disclosure Statement was filed as Exhibit 14 to Post-Effective Amendment No. 52 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

14.1 State Street Bank and Trust Company Universal Individual Retirement Account Information Kit.

16.    Schedule of computations of performance quotations.

17.    Financial Data Schedule.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of September 30, 1998:

                         (1)                                (2)
                    Title of Class                Number of Record Holders
                    --------------                ------------------------
               Common Stock, $0.25 par value              18,522

ITEM 27.  INDEMNIFICATION.

Item 27 of Part C of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Registration No. 2-14660) is incorporated herein by this reference.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Perennial Fund, Inc. ("Perennial") and FPA Crescent Portfolio, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Directors and Officers of the Fund" in Part B hereof as set forth below.


    Name and Position
       with Adviser                     Other Affiliations (1)
    -----------------                   ----------------------
Julio J. de Puzo, Jr.,                       (2)
Director, Principal
& Chief Executive Officer

Robert L. Rodriguez,                         Director and officer of
Director, Principal                          Source; and officer of Capital &
Chief Investment Officer                     and New Income.

William M. Sams,                             (2)
Director & Principal

J. Richard Atwood,                           (2)
Senior Vice President,
Chief Financial Officer
& Treasurer

Eric S. Ende,                                (2)
Senior Vice President

Steven T. Romick,                            Officer of Source.
Senior Vice President

Andrew C. Ward,                              ---
Senior Vice President

Christopher H. Thomas,                       (2)
Vice President & Controller

Thomas H. Atteberry,                         ---
Vice President


                                         C-3

Dennis M. Bryan,                             Officer of Capital.
Vice President

Steven R. Geist,                             Officer of Source and
Vice President                               Perennial.

Janet M. Pitman,                             (2)
Vice President

Mary S. Thomas,                              ---
Vice President

Sherry Sasaki,                               (2)
Assistant Vice President
& Secretary

Marie McAvenia,                              ---
Assistant Vice President

(1) The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2) A description of such person's other affiliations is given under the caption "Directors and Officers of the Fund" in Part B hereof.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, New Income and Perennial but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.


Name and Principal                 Positions & Offices with                Positions and Offices
Business Address                   Principal Underwriter                   with Registrant
------------------                 ------------------------                ---------------------
Julio J. de Puzo, Jr. (1)          President, Chief Executive              Director
                                   Officer & Director                      & Exec. Vice Pres.

Robert L. Rodriguez (1)            Director                                ---

William M. Sams (1)                Director                                President
                                                                           & Chief Inv. Ofr.

J. Richard Atwood (1)              Senior Vice President,                  Treasurer
                                   Chief Financial Officer
                                   & Treasurer

Andrew C. Ward (1)                 Senior Vice President                   ---

Christopher H. Thomas (1)          Vice President                          Assistant Treasurer
                                   & Controller

Sherry Sasaki (1)                  Secretary                               Secretary

(1)  11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

     Inapplicable.

ITEM 30.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:


     Subparagraph of                    Physical Possession
       Rule 31a-1                       of Required Records
     ---------------                    -------------------
     (b)(2)(iv)               Boston Financial Data Services, Inc.,
                              Shareholder Service Agent for Registrant**

     (b)(4)                   Sherry Sasaki,
                              Secretary of Registrant*

     (f)                      First Pacific Advisors, Inc.,
                              Investment Adviser to Registrant*

--------------------

*    11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064
**   P.O. Box 8500, Boston, Massachusetts 02266-8500

ITEM 31.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEMS 32.  UNDERTAKINGS.

Inapplicable.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 25th day of November, 1998.

                                        FPA PARAMOUNT FUND, INC.




                                        By:  /s/ WILLIAM M. SAMS
                                             -----------------------------------
                                             William M. Sams
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



     Signature                                   Title                Date
     ---------                                   -----                ----

     /s/WILLIAM M. SAMS                       President               November 25, 1998
-----------------------------------      (Principal Executive
     William M. Sams                          Officer)


     /s/J. RICHARD ATWOOD                     Treasurer               November 25, 1998
-----------------------------------      (Principal Financial
     J. Richard Atwood                   Officer and Principal
                                         Accounting Officer)


     JULIO J. DE PUZO, JR.*
-----------------------------------            Director               November 25, 1998
     Julio J. de Puzo, Jr.

     JOHN P. ENDICOTT*
-----------------------------------            Director               November 25, 1998
     John P. Endicott

     LEONARD MAUTNER*
-----------------------------------            Director               November 25, 1998
     Leonard Mautner

     JOHN H. RUBEL*
-----------------------------------            Director               November 25, 1998
     John H. Rubel

     JOHN P. SHELTON*
-----------------------------------            Director               November 25, 1998
     John P. Shelton


*By:  /S/JULIO J. DE PUZO, JR.
     ------------------------------
     Julio J. de Puzo, Jr.
     Attorney-in-Fact pursuant to Power-of-
     Attorney included as page C-7 on
     Registrant's Post-Effective Amendment
     No. 55 to the Registration Statement
     which was filed January 31, 1997.

                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information" and to the use of our report dated October 30, 1998, in Post-Effective Amendment No. 57 under the Securities Act of 1933 and Amendment No. 22 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A No. 2-14660) and related Prospectus and Statement of Additional Information of FPA Paramount Fund, Inc.




                                        /s/ ERNST & YOUNG LLP
                                        ERNST & YOUNG LLP





Los Angeles, California
November 25, 1998

                                    EXHIBIT INDEX

EXHIBIT


     8.3       Amendment to Custodian Contract.

     11.       Consent of Independent Auditors (filed as page C-8).

     14.1 State Street Bank and Trust Company Universal Individual Retirement Account Information Kit.

     16.       Schedule of computations of performance quotations.

     27.       Financial Data Schedule.


     All other applicable exhibits are incorporated herein by reference.